UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 19, 2012 (July 16, 2012)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 7.01 Regulation FD Disclosure.

On July 16, 2012, Magnum Hunter Resources Corporation (the “Company”) issued a press release announcing the Company's estimated total proved reserves at June 30, 2012 and also providing an estimate of the resource potential associated with its existing undeveloped mineral lease acreage position in the Company’s four unconventional shale plays (the “Reserves Release”). The Reserves Release contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the Reserves Release. A copy of the Reserves Release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended or the Exchange Act, except as otherwise expressly stated in such filing.

**********

The Securities and Exchange Commission (“SEC”) requires oil and natural gas companies, in filings made with the SEC, to disclose proved reserves, which are those quantities of oil and natural gas that by analysis of geoscience and engineering data can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations. In the Reserves Release, we use the term “resource potential” to describe the Company’s internal estimates of volumes of oil, natural gas and natural gas liquids that are classified as either (i) proved, probable or possible reserves, as defined by the SEC or (ii) potentially recoverable volumes that cannot be classified as proved, probable or possible reserves, but that the Company estimates are potentially recoverable through exploratory drilling or additional drilling or recovery techniques. Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company. We believe our estimates of unproved resources and future drillsites are reasonable, but such estimates have not been reviewed by independent engineers. Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates.

2

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Magnum Hunter Resources Corporation Regarding Mid-Year Reserves at June 30, 2012, dated July 16, 2012.

3

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: July 19, 2012	By:	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

4

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Magnum Hunter Resources Corporation Regarding Mid-Year Reserves at June 30, 2012, dated July 16, 2012.

5